EXECUTION VERSION

AMENDMENT NO. 1
TO THE
ASSET PURCHASE AGREEMENT
THIS AMENDMENT NO. 1 TO THE ASSET PURCHASE AGREEMENT (this “Amendment”) is dated as of June 30, 2016, by and among Impax Laboratories, Inc., a Delaware corporation (“Buyer”), Actavis Elizabeth LLC, a Delaware limited liability company (“Actavis Elizabeth”), Actavis Group PTC Ehf., an Iceland einkahlutafelag (“Actavis PTC”), Actavis Holdco US, Inc., a Delaware corporation (“Actavis Holdco”), Actavis LLC, a Delaware limited liability company (“Actavis LLC”), Actavis Mid Atlantic LLC, a Delaware limited liability company (“Actavis Mid Atlantic”), Actavis Pharma, Inc., a Delaware corporation (“Actavis Pharma”), Actavis South Atlantic LLC, a Delaware limited liability company (“Actavis South Atlantic”), Andrx LLC, a Delaware limited liability company (“Andrx”), Breath Ltd., a United Kingdom private limited company (“Breath”), The Rugby Group, Inc., a New York corporation (“Rugby”), and Watson Laboratories, Inc., a Nevada corporation (“Watson” and, together with Actavis Elizabeth, Actavis PTC, Actavis Holdco, Actavis LLC, Actavis Mid Atlantic, Actavis Pharma, Actavis South Atlantic, Andrx, Breath and Rugby, each a “Seller” and, collectively, the “Sellers”).
WITNESSETH:
WHEREAS, Buyer and the Sellers executed that certain Asset Purchase Agreement, dated June 20, 2016 (as amended, restated, waived or otherwise modified, the “Agreement”); and
WHEREAS, the parties hereto have agreed to amend certain terms of the Agreement.
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions. Any capitalized term used in this Amendment shall have the meaning designated for the capitalized term in the Agreement unless otherwise defined in this Amendment. The term “Agreement” used in the Agreement shall hereafter refer to the Agreement, as amended by this Amendment.
2.Amendment of the Agreement. The Agreement is hereby amended as follows (with deleted text shown as stricken and new text shown as double underlined):
(a)Section 2.5 of the Agreement is hereby amended and restated in its entirety to read as follows:
“Each of the Sellers and the Buyer hereby covenants that such party and its Affiliates will not bring any suits or claims, or cause or support any licensee or other third party to bring any suits or claims, against the other party or its Affiliates, their manufacturers and importers, or their distributors and customers or their consumers, alleging that the manufacture, use, sale, offer for sale or importation in or for the Territory of the

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Products, or the equivalent competing products sold by or on behalf of each such Seller in or for the Territory, infringes any patent rights or misappropriates any trade secrets owned or controlled by such party or any of its Affiliates [****].”
(b)Section 9.4(b) of the Agreement is hereby amended and restated in its entirety to read as follows:
“Each of Buyer and Sellers shall use reasonable best efforts to obtain from the FTC preliminary approval for Buyer as the purchaser of the Transferred Assets. Each of Buyer and Sellers agree to cooperate and use its reasonable best efforts vigorously to contest and resist any third party action, including legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) that is in effect and that restricts, prevents or prohibits the consummation of the transactions contemplated by this Agreement, including by vigorously pursuing all available avenues of administrative and judicial appeal and all available legislative action; provided, however, that this last sentence of Section 9.4(b) shall not apply to any action by the FTC.”
3.Miscellaneous.
(a)Effectiveness of Amendment. This Amendment shall become effective upon the date hereof. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.
(b)General Provisions. Article XIII of the Agreement shall apply to this Amendment, mutatis mutandis.
* * * * * *

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties hereto effective as of the date first above written.

WATSON LABORATORIES, INC.

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

ACTAVIS HOLDCO US, INC.

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

THE RUGBY GROUP, INC.

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

ANDRX LLC

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

ACTAVIS ELIZABETH LLC

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

[Signature Page to Impax-Allergan Asset Purchase Agreement Amendment]

ACTAVIS SOUTH ATLANTIC LLC

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

ACTAVIS MID ATLANTIC LLC

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

ACTAVIS PHARMA, INC.

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

ACTAVIS LLC

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

ACTAVIS GROUP PTC ehf

By:	/s/ Guojon Gustafsson

Name:	Guojon Gustafsson

Title:	Director

By:	/s/ Hafrun Frioriksdottir

Name:	Hafrun Frioriksdottir

[Signature Page to Impax-Allergan Asset Purchase Agreement Amendment]

Title:	Director

By:	/s/ Daniel Motto

Name:	Daniel Motto

Title:	Director

BREATH LTD.

By:	/s/ Sara Vincent

Name:	Sara Vincent

Title:	Director

IMPAX LABORATORIES, INC.

By:	/s/ G. Frederick Wilkinson

Name:	G. Frederick Wilkinson

Title:	President, Chief Executive Officer

[Signature Page to Impax-Allergan Asset Purchase Agreement Amendment]